(2_FIDELITY_LOGOS)FIDELITY

EXCHANGE
FUND
ANNUAL REPORT
DECEMBER 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                6    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       9    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              10   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     16   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    20   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    23   THE AUDITORS' OPINION.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets throughout the fourth quarter, the Standard & Poor's 500 Index rose more than 33% in 1997, about three times its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post solid returns as the year drew to a close.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997          PAST 1   PAST 5    PAST 10
                                         YEAR     YEARS     YEARS

FIDELITY EXCHANGE                        34.33%   146.08%   407.90%

S&P 500 (REGISTERED TRADEMARK)           33.36%   151.62%   425.77%

GROWTH AND INCOME FUNDS AVERAGE          27.14%   125.21%   335.80%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 611 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997    PAST 1   PAST 5   PAST 10
                                   YEAR     YEARS    YEARS

FIDELITY EXCHANGE                  34.33%   19.73%   17.65%

S&P 500                            33.36%   20.27%   18.05%

GROWTH AND INCOME FUNDS AVERAGE    27.14%   17.53%   15.71%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971231 19980123 091029 S00000000000001
             Exchange                    S&P 500
             00033                       SP001
  1987/12/31      10000.00                    10000.00
  1988/01/31      10366.85                    10421.00
  1988/02/29      10920.46                    10906.62
  1988/03/31      10571.52                    10569.60
  1988/04/30      10598.98                    10686.93
  1988/05/31      10594.14                    10779.90
  1988/06/30      10964.94                    11274.70
  1988/07/31      10855.33                    11231.86
  1988/08/31      10660.63                    10849.97
  1988/09/30      11066.38                    11312.18
  1988/10/31      11553.93                    11626.66
  1988/11/30      11454.13                    11460.40
  1988/12/31      11638.85                    11660.96
  1989/01/31      12323.69                    12514.54
  1989/02/28      12092.08                    12202.93
  1989/03/31      12381.22                    12487.26
  1989/04/30      13047.23                    13135.34
  1989/05/31      13528.92                    13667.32
  1989/06/30      13469.46                    13589.42
  1989/07/31      14700.68                    14816.55
  1989/08/31      14788.62                    15106.95
  1989/09/30      14690.12                    15045.01
  1989/10/31      14459.71                    14695.97
  1989/11/30      14839.63                    14995.77
  1989/12/31      15076.53                    15355.66
  1990/01/31      14084.20                    14325.30
  1990/02/28      14204.49                    14510.09
  1990/03/31      14584.12                    14894.61
  1990/04/30      14290.94                    14522.25
  1990/05/31      15877.15                    15938.17
  1990/06/30      15907.62                    15829.79
  1990/07/31      15801.10                    15779.13
  1990/08/31      14477.20                    14352.70
  1990/09/30      13803.85                    13653.72
  1990/10/31      13695.42                    13595.01
  1990/11/30      14560.90                    14473.25
  1990/12/31      15002.70                    14877.05
  1991/01/31      15496.47                    15525.69
  1991/02/28      16638.07                    16635.78
  1991/03/31      17086.41                    17038.36
  1991/04/30      17029.13                    17079.26
  1991/05/31      17771.76                    17817.08
  1991/06/30      16905.05                    17001.06
  1991/07/31      17768.19                    17793.31
  1991/08/31      18147.81                    18215.01
  1991/09/30      17802.15                    17910.82
  1991/10/31      18143.81                    18150.82
  1991/11/30      17576.38                    17419.34
  1991/12/31      19716.07                    19412.12
  1992/01/31      19285.26                    19051.05
  1992/02/29      19623.03                    19298.72
  1992/03/31      19246.83                    18922.39
  1992/04/30      19606.85                    19478.71
  1992/05/31      19726.18                    19574.15
  1992/06/30      19228.80                    19282.50
  1992/07/31      20126.25                    20071.15
  1992/08/31      19858.45                    19659.70
  1992/09/30      19940.22                    19891.68
  1992/10/31      20120.12                    19961.30
  1992/11/30      20733.41                    20641.98
  1992/12/31      20639.68                    20895.88
  1993/01/31      20479.02                    21071.40
  1993/02/28      20541.61                    21357.97
  1993/03/31      21013.16                    21808.63
  1993/04/30      20602.12                    21280.86
  1993/05/31      21125.83                    21851.19
  1993/06/30      21139.55                    21914.55
  1993/07/31      20747.18                    21826.90
  1993/08/31      21504.50                    22654.14
  1993/09/30      21325.19                    22479.70
  1993/10/31      21964.38                    22945.03
  1993/11/30      21660.60                    22727.05
  1993/12/31      21989.60                    23002.05
  1994/01/31      22344.61                    23784.12
  1994/02/28      21821.73                    23139.57
  1994/03/31      20928.28                    22130.68
  1994/04/30      21281.35                    22413.96
  1994/05/31      21634.43                    22781.54
  1994/06/30      21087.14                    22223.40
  1994/07/31      21753.19                    22952.32
  1994/08/31      22691.32                    23893.37
  1994/09/30      22473.65                    23307.98
  1994/10/31      23065.70                    23832.41
  1994/11/30      22656.49                    22964.43
  1994/12/31      23013.70                    23305.00
  1995/01/31      23849.39                    23909.30
  1995/02/28      24666.95                    24841.04
  1995/03/31      25083.65                    25574.10
  1995/04/30      25887.44                    26327.26
  1995/05/31      26855.17                    27379.56
  1995/06/30      27424.13                    28015.58
  1995/07/31      28334.97                    28944.58
  1995/08/31      28019.86                    29017.23
  1995/09/30      29351.62                    30241.76
  1995/10/31      29480.43                    30133.80
  1995/11/30      30704.08                    31456.67
  1995/12/31      31246.32                    32062.53
  1996/01/31      32388.55                    33153.93
  1996/02/29      32896.98                    33461.27
  1996/03/31      33242.89                    33783.50
  1996/04/30      33639.89                    34281.47
  1996/05/31      34575.49                    35165.59
  1996/06/30      34784.42                    35299.57
  1996/07/31      33000.96                    33740.04
  1996/08/31      33691.41                    34451.61
  1996/09/30      35617.63                    36390.55
  1996/10/31      36010.83                    37394.20
  1996/11/30      38592.40                    40220.83
  1996/12/31      37808.69                    39424.06
  1997/01/31      40024.22                    41887.27
  1997/02/28      40441.70                    42215.67
  1997/03/31      39193.98                    40481.03
  1997/04/30      41328.86                    42897.74
  1997/05/31      43753.14                    45509.36
  1997/06/30      45914.79                    47548.18
  1997/07/31      48769.39                    51331.58
  1997/08/31      45487.55                    48455.99
  1997/09/30      48170.31                    51109.92
  1997/10/31      47280.03                    49402.85
  1997/11/30      49475.89                    51689.71
  1997/12/31      50789.73                    52577.22
IMATRL PRASUN   SHR__CHT 19971231 19980123 091032 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Exchange Fund on December 31, 1987. As the chart shows, by December 31, 1997, the value of the investment would have grown to $50,790 - a 407.90% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,577 - a 425.77% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Despite a bout with global volatility
in late October, the U.S. equity
market still managed to register
strong gains for the third
consecutive calendar year. For the
12 months that ended December
31, 1997, the Standard & Poor's
500 Index - a measure of the U.S.
stock market - returned 33.36%.
The strength of the S&P 500
reflected the continued
dominance of large-capitalization
stocks during most of the period.
For most of 1996 and part of 1997,
stocks of the largest companies
performed well as investors
sought reliability and consistent
earnings growth track records.
Stock prices surged, investor
enthusiasm was high and the Dow
Jones Industrial Average reached
the 8000-point mark in August for
the first time ever. But the adage
"what goes up, must come down"
may have crept into investors'
minds as many felt the market had
risen too rapidly. In mid-August,
several multinational companies
announced earnings shortfalls and
stocks of smaller companies came
into favor. From August through
December, the S&P 500 returned
2.43%, while the S&P MidCap 400
Index - a measure of
medium-sized stocks - returned
6.50%. In October, currency
turmoil in several Asian countries
bubbled over, causing concern in
many world markets. As we
entered 1998, sentiment indicated
that the effects of this crisis could
linger, placing pressure on U.S.
economic growth as well as
corporate profits.
An interview with Timothy Heffernan, Portfolio Manager of Fidelity
Exchange Fund
Q. HOW DID THE FUND PERFORM, TIM?
A. For the 12 months that ended December 31, 1997, the fund had a total return of 34.33%, slightly outperforming the Standard & Poor's 500 Index's return of 33.36%. Over the same period, the fund also outperformed the 27.14% return recorded by the growth and income funds average tracked by Lipper Analytical Services.
Q. WHAT FACTORS WERE IMPORTANT TO THE FUND'S PERFORMANCE OVER THE
PERIOD?
A. Generally speaking, 1997 was another good year to own the kind of stocks held by the fund: large-cap stocks with the ability to post steady earnings growth in a variety of market environments. The fund was able to outperform the Lipper average because it held more of those stocks than the funds in the average, which tend to have a higher concentration of mid-cap and small-cap issues. Investors' attention in the early part of the year was focused on the U.S. economy's ability to achieve moderate growth without a resurgence of inflation - the so-called "Goldilocks" economy. The primary cautionary factor early in the year was the fear that stock prices had advanced too far too fast, and that the Federal Reserve Board might deem it necessary to launch a "preemptive strike" against inflation by raising short-term interest rates. When the Fed finally did raise the federal funds target rate by a modest .25 percentage points in March, stocks sold off briefly but then rallied strongly through early August, when the Dow Jones Industrial Average flirted with the 8300 threshold. While small-cap stocks significantly outperformed their large-cap brethren for the balance of August and September, the volatile market conditions created by widespread currency problems in the Pacific Basin near the end of October caused investors to once again take refuge in large-cap stocks, a situation that prevailed until the end of the year.
Q. WHAT SECTORS HELPED OR HURT THE FUND'S PERFORMANCE?
A. One sector that helped was health care, where the fund was significantly overweighted relative to the S&P 500. The health care sector benefited from investors' perception that the demand for health care products and services is relatively steady and not as sensitive to the ups and downs of the economy as, for example, the demand for cars and other big-ticket items. In addition, the health care stocks held by the fund performed better overall than those in the index. Industrial machinery was another sector that helped performance because the fund was overweighted relative to the index and owned better-performing stocks. On the negative side, the fund was substantially underweighted in the finance sector, which hurt performance when the continuing spree of bank mergers, combined with stable interest rates, spurred healthy gains in many finance stocks in the index. Performance was also hampered by the fact that the fund's technology holdings did not perform as well as those in the index.
Q. WHAT STOCKS STOOD OUT AS STRONG PERFORMERS?
A. Three of the fund's largest holdings and best performers were pharmaceutical stocks: Schering-Plough, Bristol-Myers Squibb and Pfizer. Schering-Plough rose on healthy sales of its Claritin brand of nonsedating antihistamines. The company's ongoing share-repurchase program also helped the stock. Bristol-Myers Squibb enjoyed robust sales of Pravachol, which lowers cholesterol, while Pfizer had similar success with Zoloft, an anti-depressant. The fund's largest holding, General Electric, continued to show consistently strong earnings growth.
Q. WHAT STOCKS WERE DISAPPOINTING OVER THE PERIOD?
A. Eastman Kodak struggled as the company continued to lose market share in its core film business due to aggressive pricing by key competitor Fuji Photo Film. Kodak also was burdened by high labor costs, and late in the year the company responded by announcing layoffs that will bring the total number of jobs eliminated to almost 20,000 worldwide. The John Harland company, a business services and printing firm, has also been restructuring. The company closed 20 plants in 1997 and saw last year's earnings dip substantially below those of 1996.
Q. WHAT'S YOUR OUTLOOK, TIM?
A. Turmoil in Asia and a stronger dollar may slow demand in some industries. This could have a significant impact on the growth rates and profit margins of many U.S. multinational companies whose growth strategies hinge, in part, on Asian demand. However, the overall U.S. economy tends to be less dependent on the demand for exports than most other nations. Less than 15% of gross domestic product (GDP) results from foreign trade. Further, exports to Southeast Asia and Korea represent less than 1% of U.S. GDP.
Questions remain regarding the inflationary outlook for 1998. While we currently enjoy what appears to be a durable and well-balanced economy, with inflation in check and interest rates at their lowest level in years, the economy has reached high operating levels. With unemployment at a 24-year low, wage pressures could drive prices higher. If this is the case, the Fed may choose to restrain inflation by increasing interest rates.
Investors have built their growth expectations into the market's valuations, leading to record-setting price-to-earnings multiples over the past year. Heightened uncertainty regarding the stability and sustainability of earnings growth has led investors to favor a narrow group of liquid - easily tradable - large-capitalization stocks with stable earnings growth as they did in 1996 and early 1997. This group of companies, given their high valuations on many measures, may prove vulnerable to the effects of reduced overseas demand or an upturn in interest rates.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
INVESTMENT CHANGES


TOP TEN STOCKS AS OF DECEMBER 31, 1997
                               % OF FUND'S    % OF FUND'S INVESTMENTS
                               INVESTMENTS    IN THESE STOCKS
                                              6 MONTHS AGO

GENERAL ELECTRIC CO.           4.5            4.3

DISNEY (WALT) CO.              4.1            3.6

HEWLETT-PACKARD CO.            4.0            3.9

GILLETTE CO.                   3.8            4.0

SCHERING-PLOUGH CORP.          3.3            3.6

BRISTOL-MYERS SQUIBB CO.       3.3            3.1

AMERICAN HOME PRODUCTS CORP.   2.9            3.2

AMERICAN EXPRESS CO.           2.6            2.4

PFIZER, INC.                   2.3            2.9

PARKER-HANNIFIN CORP.          2.3            2.3

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1997
                                   % OF FUND'S    % OF FUND'S INVESTMENTS
                                   INVESTMENTS    IN THESE MARKET SECTORS
                                                  6 MONTHS AGO

HEALTH                             18.5           19.1

NONDURABLES                        17.1           17.1

MEDIA & LEISURE                    13.5           12.5

ENERGY                             10.8           10.9

INDUSTRIAL MACHINERY & EQUIPMENT   8.2            8.2

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF DECEMBER 31, 1997 * AS OF JUNE 30, 1997 **
ROW: 1, COL: 1, VALUE: 4.0
ROW: 1, COL: 2, VALUE: 40.0
ROW: 1, COL: 3, VALUE: 50.6
STOCKS 96.3%
SHORT-TERM
INVESTMENTS 3.7%
FOREIGN
INVESTMENTS 2.2%
STOCKS 96.0%
SHORT-TERM
INVESTMENTS 4.0%
FOREIGN
INVESTMENTS 2.3%
ROW: 1, COL: 1, VALUE: 3.7
ROW: 1, COL: 2, VALUE: 40.0
ROW: 1, COL: 3, VALUE: 56.3
*
**
INVESTMENTS DECEMBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 96.0%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.9%
AEROSPACE & DEFENSE - 0.6%
United Technologies Corp.   26,672 $ 1,942,046
DEFENSE ELECTRONICS - 1.3%
Raytheon Company:
 Class A  1,913  94,335
  Class B  80,000  4,040,000
  4,134,335
TOTAL AEROSPACE & DEFENSE   6,076,381
BASIC INDUSTRIES - 2.0%
CHEMICALS & PLASTICS - 2.0%
Air Products & Chemicals, Inc.   47,634  3,917,897
Cabot Corp.   91,700  2,533,213
  6,451,110
DURABLES - 2.5%
AUTOS, TIRES, & ACCESSORIES - 1.7%
Dana Corp.   80,670  3,831,825
General Motors Corp.   30,000  1,818,750
  5,650,575
CONSUMER DURABLES - 0.8%
Minnesota Mining & Manufacturing Co.   30,000  2,461,875
TOTAL DURABLES   8,112,450
ENERGY - 10.8%
ENERGY SERVICES - 3.5%
Dresser Industries, Inc.   40,000  1,677,500
Halliburton Co.   101,400  5,266,463
Schlumberger Ltd.   53,838  4,333,959
  11,277,922
OIL & GAS - 7.3%
Amoco Corp.   40,000  3,405,000
Chevron Corp.   60,000  4,620,000
Exxon Corp.   95,800  5,861,763
Kerr-McGee Corp.   13,480  853,453
Mobil Corp.   72,000  5,197,500
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Royal Dutch Petroleum Co.   60,000 $ 3,251,250
Union Pacific Resources Group, Inc.   16,168  392,074
  23,581,040
TOTAL ENERGY   34,858,962
FINANCE - 5.6%
CREDIT & OTHER FINANCE - 2.6%
American Express Co.   94,788  8,459,829
INSURANCE - 2.7%
General Re Corp.   23,360  4,952,320
Highlands Insurance Group, Inc. (a)  370  10,499
Torchmark Corp.   83,232  3,500,946
  8,463,765
SECURITIES INDUSTRY - 0.3%
Lehman Brothers Holdings, Inc.   18,357  936,207
TOTAL FINANCE   17,859,801
HEALTH - 18.5%
DRUGS & PHARMACEUTICALS - 14.1%
American Home Products Corp.   122,434  9,366,201
Bristol-Myers Squibb Co.   113,143  10,706,156
Lilly (Eli) & Co.   48,608  3,384,332
Merck & Co., Inc.   33,619  3,572,019
Pfizer, Inc.   101,170  7,543,488
Schering-Plough Corp.   173,155  10,757,254
  45,329,450
MEDICAL EQUIPMENT & SUPPLIES - 4.4%
Becton, Dickinson & Co.   64,000  3,200,000
Guidant Corp.   61,598  3,834,476
Johnson & Johnson  107,095  7,054,883
  14,089,359
TOTAL HEALTH   59,418,809
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 8.2%
ELECTRICAL EQUIPMENT - 5.0%
General Electric Co.   197,068 $ 14,459,865
General Signal Corp.   40,000  1,687,500
  16,147,365
INDUSTRIAL MACHINERY & EQUIPMENT - 2.7%
Parker-Hannifin Corp.   160,607  7,367,846
Stanley Works  28,748  1,356,546
  8,724,392
POLLUTION CONTROL - 0.5%
Waste Management, Inc.  50,000  1,375,000
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   26,246,757
MEDIA & LEISURE - 13.5%
BROADCASTING - 0.2%
Cox Communications, Inc. Class A (a)  14,488  580,426
ENTERTAINMENT - 4.4%
Disney (Walt) Co.   134,440  13,317,963
Viacom, Inc. Class B (non-vtg.) (a)  15,283  633,289
  13,951,252
PUBLISHING - 6.8%
Gannett Co., Inc.   110,428  6,825,831
Harcourt General, Inc.   40,000  2,190,000
Knight-Ridder, Inc.   64,400  3,348,800
McGraw-Hill, Inc.   69,512  5,143,888
Media General, Inc. Class A  24,382  1,019,472
Times Mirror Co. Class A  55,947  3,440,741
  21,968,732
RESTAURANTS - 2.1%
McDonald's Corp.   143,980  6,875,045
TOTAL MEDIA & LEISURE   43,375,455
NONDURABLES - 17.1%
BEVERAGES - 3.7%
Anheuser-Busch Companies, Inc.   107,684  4,738,096
Coca-Cola Co. (The)  107,628  7,170,716
  11,908,812
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONDURABLES - CONTINUED
FOODS - 3.9%
General Mills, Inc.   42,400 $ 3,036,900
Ralston Purina Co.   35,298  3,280,508
Sara Lee Corp.   111,000  6,250,688
  12,568,096
HOUSEHOLD PRODUCTS - 7.6%
Colgate-Palmolive Co.   83,100  6,107,850
Gillette Co.   123,007  12,354,516
International Flavors & Fragrances, Inc.   12,047  620,421
Procter & Gamble Co.   66,700  5,323,494
  24,406,281
TOBACCO - 1.9%
Philip Morris Companies, Inc.   132,450  6,001,641
TOTAL NONDURABLES   54,884,830
RETAIL & WHOLESALE - 1.9%
APPAREL STORES - 0.3%
Payless ShoeSource, Inc. (a)  13,140  882,023
GENERAL MERCHANDISE STORES - 1.2%
May Department Stores Co. (The)  71,626  3,773,795
GROCERY STORES - 0.4%
Supervalu, Inc.   35,080  1,468,975
TOTAL RETAIL & WHOLESALE   6,124,793
SERVICES - 0.9%
PRINTING - 0.7%
Harland (John H.) Co.   100,000  2,100,000
SERVICES - 0.2%
Jostens, Inc.   33,307  768,143
TOTAL SERVICES   2,868,143
TECHNOLOGY - 6.6%
COMPUTERS & OFFICE EQUIPMENT - 4.6%
Hewlett-Packard Co.   206,578  12,911,125
International Business Machines Corp.   18,194  1,902,410
  14,813,535
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
ELECTRONICS - 1.4%
Motorola, Inc.   81,906 $ 4,673,761
PHOTOGRAPHIC EQUIPMENT - 0.6%
Eastman Kodak Co.   28,942  1,760,035
Imation Corp. (a)  3,000  48,000
  1,808,035
TOTAL TECHNOLOGY   21,295,331
TRANSPORTATION - 0.4%
RAILROADS - 0.4%
Union Pacific Corp.   19,090  1,191,932
UTILITIES - 6.1%
CELLULAR - 0.1%
360 Degrees Communications Co. (a)  16,666  336,445
ELECTRIC UTILITY - 3.4%
Central Louisiana Electric Co., Inc.   45,500  1,473,063
Duke Energy Corp.   50,000  2,768,750
Edison International  80,000  2,175,000
Hawaiian Electric Industries, Inc.   40,000  1,635,000
PacifiCorp.   55,400  1,513,113
Potomac Electric Power Co.   49,800  1,285,463
  10,850,389
GAS - 0.6%
Williams Companies, Inc.   70,040  1,987,385
TELEPHONE SERVICES - 2.0%
MCI Communications Corp.   80,000  3,425,000
Sprint Corp.   50,000  2,931,250
  6,356,250
TOTAL UTILITIES   19,530,469
TOTAL COMMON STOCKS
(Cost $22,260,679)   308,295,223
CASH EQUIVALENTS - 4.0%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
(U.S. Treasury obligations), in a joint
trading account at 6.40%, dated
12/31/97 due 1/2/98  $ 12,886,580 $ 12,882,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $35,142,679)  $ 321,177,223
LEGEND
1. Non-income producing
INCOME TAX INFORMATION
At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $35,142,679. Net unrealized appreciation aggregated $286,034,544, all of which was related to appreciated investment securities.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                   $ 321,177,223
AGREEMENTS OF $12,882,000) (COST $35,142,679) -
SEE ACCOMPANYING SCHEDULE

CASH                                                                        640

DIVIDENDS RECEIVABLE                                                        401,250

 TOTAL ASSETS                                                               321,579,113

LIABILITIES

DISTRIBUTIONS PAYBLE                                         $ 1,285,636

ACCRUED MANAGEMENT FEE                                        142,507

OTHER PAYABLES AND ACCRUED EXPENSES                           60,088

 TOTAL LIABILITIES                                                          1,488,231

NET ASSETS                                                                 $ 320,090,882

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                            $ 33,993,304

UNDISTRIBUTED NET INVESTMENT INCOME                                         62,580

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                          454
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                   286,034,544

NET ASSETS, FOR 1,513,459 SHARES OUTSTANDING                               $ 320,090,882

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                    $211.50
SHARE ($320,090,882 (DIVIDED BY) 1,513,459 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME                                                        $ 5,014,941
DIVIDENDS

INTEREST                                                                  638,604

 TOTAL INCOME                                                             5,653,545

EXPENSES

MANAGEMENT FEE                                             $ 1,576,362

TRANSFER AGENT FEES                                         206,989

ACCOUNTING EXPENSES                                         798

NON-INTERESTED TRUSTEES' COMPENSATION                       1,594

CUSTODIAN FEES AND EXPENSES                                 9,402

REGISTRATION FEES                                           125

AUDIT                                                       37,652

LEGAL                                                       1,831

MISCELLANEOUS                                               1,355

 TOTAL EXPENSES BEFORE REDUCTIONS                           1,836,108

 EXPENSE REDUCTIONS                                         (6,852)       1,829,256

NET INVESTMENT INCOME                                                     3,824,289

REALIZED AND UNREALIZED GAIN (LOSS)                                       16,664,642
NET REALIZED GAIN (LOSS) ON INVESTMENT SECURITIES

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON                   64,474,427
INVESTMENT SECURITIES

NET GAIN (LOSS)                                                           81,139,069

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 84,963,358
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED      YEAR ENDED
                                                          DECEMBER 31,    DECEMBER 31,
                                                          1997            1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                $ 3,824,289     $ 4,242,567
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                  16,664,642      20,766,828

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)      64,474,427      21,986,686

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           84,963,358      46,996,081
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                              (3,742,136)     (4,266,891)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                    -               (1,239,290)

 TOTAL DISTRIBUTIONS                                       (3,742,136)     (5,506,181)

SHARE TRANSACTIONS                                         1,059,351       1,612,084
REINVESTMENT OF DISTRIBUTIONS

 COST OF SHARES REDEEMED                                   (17,325,285)    (20,734,887)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           (16,265,934)    (19,122,803)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  64,955,288      22,367,097

NET ASSETS

 BEGINNING OF PERIOD                                       255,135,594     232,768,497

 END OF PERIOD (INCLUDING UNDER (OVER) DISTRIBUTION OF    $ 320,090,882   $ 255,135,594
NET INVESTMENT INCOME OF $62,580 AND $(19,184),
RESPECTIVELY)

OTHER INFORMATION
SHARES

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                   5,292           10,325

 REDEEMED                                                  (92,508)        (139,053)

 NET INCREASE (DECREASE)                                   (87,216)        (128,728)


FINANCIAL HIGHLIGHTS
      YEARS ENDED DECEMBER 31,

      1997                       1996   1995   1994   1993


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING           $ 159.39    $ 134.59    $ 102.72    $ 102.20    $ 98.92
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME                2.46 B      2.59        2.45        2.56        2.26

 NET REALIZED AND UNREALIZED          52.10       25.58       33.59       2.12        4.14
 GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS     54.56       28.17       36.04       4.68        6.40



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME           (2.45)      (2.60)      (2.45)      (2.42)      (2.26)

 IN EXCESS OF NET INVESTMENT          -           -           -           -           (.09)
 INCOME

 FROM NET REALIZED GAIN               -           (.77)       (1.72)      (1.74)      (.77)

 TOTAL DISTRIBUTIONS                  (2.45)      (3.37)      (4.17)      (4.16)      (3.12)

NET ASSET VALUE, END OF PERIOD       $ 211.50    $ 159.39    $ 134.59    $ 102.72    $ 102.20

TOTAL RETURN A                        34.33%      21.00%      35.77%      4.66%       6.54%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD            $ 320,091   $ 255,136   $ 232,768   $ 185,599   $ 189,358
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE          .63%        .64%        .63%        .58%        .57%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE NET      .63%        .63%        .63%        .58%        .57%
ASSETS AFTER EXPENSE REDUCTIONS                  C

RATIO OF NET INVESTMENT INCOME TO     1.31%       1.72%       2.05%       2.50%       2.24%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE               0%          0%          0%          0%          0%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Exchange Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 10 million shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for redemptions in kind.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Sales of securities, other than short-term securities, aggregated $17,152,896, which represents the current value of securities delivered in redemption of fund shares. There were no purchases of investments during the period.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a fee at a rate of 1/20 of 1% per month (which is equivalent to an annual rate of 6/10 of 1%) of the fund's average net assets determined as of the close of business on each business day throughout the month. In addition, under the Management Contract, FMR provides portfolio accounting and bookkeeping
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
services to the fund and determines the net asset value per share of the fund. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the management fee was reduced by $173,615. For the period, the management fee was equivalent to an annual rate of .54% of average net assets. TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.
5. EXPENSE REDUCTIONS.
The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $6,852 under this arrangement.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and the Shareholders of Fidelity Exchange Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Exchange Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Exchange Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. /s/ COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 10, 1998
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Congress Street Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Exchange Fund
Fidelity Fund
Global Balanced Fund
Growth & Income Portfolio
Puritan Fund(registered trademark)
Real Estate Investment Portfolio
Utilities Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
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